Exhibit 99.(h)

PEARL DIVER CREDIT COMPANY INC.

[●] SHARES OF COMMON STOCK

Form of Underwriting Agreement

[●], 2024

Kingswood Capital Partners, LLC

126 East 56th Street, Suite 22S

New York, New York 10022

As Representative of the

several Underwriters listed

in Schedule 1 hereto

Ladies and Gentlemen:

Pearl Diver Credit Company Inc. (the “Company”), a corporation organized under the laws of Delaware, is a non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company proposes, subject to the terms and conditions stated herein, to issue and sell to the several Underwriters named in Schedule 1 hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom you are acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) set forth in Schedule 1 hereto in an initial public offering and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [●] additional shares of Common Stock. The aforesaid [●] shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the [●] shares of Common Stock subject to the option described in Section 2(b) (the “Option Securities”) to be issued in the initial public offering are herein collectively called the “Securities.”

The Company, which currently holds underlying investments in certain CLO securities and related investments (the "Initial Portfolio"), is wholly owned by Isthmus Capital, LLC (the "Contributor"). The Contributor previously held the underlying investments comprising the Initial Portfolio (the “Investments”) and received units of limited liability company interests of the Company in return for contributing the Investments to the Company. Shortly prior to the effectiveness of the Company's Registration Statement (as defined below), the Company filed a Certificate of Conversion with the Delaware Secretary of State to convert the Company from a limited liability company named Pearl Diver Credit Company, LLC to a Delaware corporation named Pearl Diver Credit Company Inc. (the "Conversion"). Upon the Conversion, the Contributor’s interest converted into shares of Common Stock, with the number of shares determined by the Company’s board of directors.

The Company has entered into (i) an investment advisory agreement with the Pearl Diver Capital LLP (the “Investment Adviser”), a partnership organized under the laws of the United Kingdom, as amended and restated as of July 12, 2024 ("Investment Advisory Agreement"), (ii) a custody agreement with US Bank National Association dated July [12], 2024 (the "Custody Agreement") and (iii) a Services Agreement with ALPS Fund Services, Inc. and SS&S GIDS, Inc. dated as of May 20, 2024 (the "Services Agreement"). The Investment Advisory Agreement, Custodian Agreement and Services Agreement are collectively referred to herein as the "Company Agreements."

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The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company hereby confirms its agreement with the Underwriters concerning the purchase and sale of the Securities, as follows:

1.       Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form N-2 (File No. 333-275147), including a prospectus, relating to the Securities. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the Securities Act and paragraph (h) of Rule 497 of the Securities Act. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement in the form furnished to the Underwriters for use in connection with the offering of the Securities, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement is herein called a “Preliminary Prospectus.” The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the respective copy filed with the Commission via its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

A Form N-8A Notification of Registration Filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”) filed pursuant to Section 8(a) of the Investment Company Act (File No. 811-23912) (the “Notification of Registration”) was filed under the Investment Company Act with the Commission on October 24, 2023.

At or prior to the Applicable Time (as defined below), the Company had prepared the Preliminary Prospectus, dated [●], 2024, which together with the information set forth on Schedule 2 hereto and any Omitting Prospectus, comprises the “General Disclosure Package”.

“Applicable Time” means the time of which this Underwriting Agreement was entered into, which shall be [●], New York City time, on the date of this Underwriting Agreement (or such other time as agreed to by the Company and the Representative).

“Omitting Prospectus” means any written advertisement used with the written consent of the Company in the public offering of the Securities and filed pursuant to Rule 482 of the rules and regulations of the Commission under the Securities Act (“Rule 482”).

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“Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Rule 163B of the rules and regulations of the Commission under the Securities Act.

2.       Purchase of the Securities by the Underwriters.

(a)       Initial Securities. The Company agrees to issue and sell the Initial Securities to the Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties, and agreements set forth herein and subject to the terms and conditions set forth herein, agrees, severally and not jointly, to purchase from the Company, at the Initial Offering Price Per Share set forth in Schedule 2 hereto (the “Initial Public Offering Price Per Share”), that number of Initial Securities set forth opposite such Underwriter’s name in Schedule 1 hereto, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11(b), subject, in each case, to such adjustment among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares, and the Adviser agrees to pay to the Representative, or to cause an affiliate of the Adviser to pay the Representative, for the account of the Underwriters, an amount equal to $1.40 per share for each Initial Security purchased by the Underwriters (the “Initial Securities Adviser Payment”); provided that the Initial Securities Adviser Payment for any Initial Securities in respect of investors introduced by the Company shall be $0.60 per share.

(b)       Option Securities. In addition, on the basis of the representations, warranties, and agreements set forth herein and subject to the terms and conditions set forth herein, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [●] shares of Common Stock, as may be necessary to cover the Underwriters’ option to purchase additional shares made in connection with the offering of the Initial Securities, at the Initial Public Offering Price Per Share, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities, and the Adviser agrees to pay to the Representative, or to cause an affiliate of the Adviser to pay the Representative, for the account of the Underwriters, an amount equal to $[●] per share for each Option Security purchased by the Underwriters (the “Option Securities Adviser Payment”); provided that the Option Securities Adviser Payment for any Option Securities in respect of investors introduced by the Company shall be $[●] per share. The option hereby granted may be exercised for forty-five (45) days after the date hereof and may be exercised in whole or in part at any time from time to time upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representative, and may be the same date as the Closing Date (defined below), but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to the Closing Date (unless such time and date are postponed in accordance with Section 11 hereof). If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule 1 opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c)       The Company understands that the Underwriters intend to offer the Securities for resale on the terms set forth in the General Disclosure Package and the Prospectus, as in the judgment of the Representative is advisable. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter.

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(d)       Payment for the Initial Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representative, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY 10154, at 10:00 A.M., New York City time, on [●], 2024, or at such other time or place on the same or such other date, not later than the fifth (5th) business day thereafter (unless postponed in accordance with the provisions of Section 11 hereto), as the Representative and the Company may agree upon in writing. The time and date of such payment for the Initial Securities is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date.” Payment of the Initial Securities Investment Adviser Payment shall be made to the Representative, for the account of the Underwriters, in Federal or other funds immediately available to a bank account designated by the Representative at the Closing Date or the Additional Closing Date, as the case may be, or at such other time on the same or such other date as shall be designated in writing by the Representative.

In addition, in the event that any of the Option Securities are purchased by the Underwriters, payment for such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

Payment for the Securities shall be made against delivery to the Representative for the respective accounts of the several Underwriters of number of shares of Securities to be purchased on such date with any transfer taxes payable in connection with the sale of such Securities duly paid by the Company. Delivery of the Securities shall be made through the facilities of the Depository Trust Company unless the Representative shall otherwise instruct.

(e)       The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s-length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representative nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

3.       Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

(a)       Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the General Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

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(b)       General Disclosure Package. The General Disclosure Package as of the Applicable Time did not, and the General Disclosure Package (together with any amendment or supplement thereto) as of the Closing Date, will not, and any individual Testing-the-Waters Communication, when considered together with the General Disclosure Package, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in such General Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(c)       Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications and (ii) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative have been authorized to act on its behalf in undertaking Testing-the-Waters Communications.

(d)       Registration Statement and Prospectus. The Company is eligible to use Form N-2. The Registration Statement and any amendment thereto has become effective under the Securities Act. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Securities has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, the applicable rules and regulations of the Commission thereunder and the Investment Company Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus and any amendment or supplement thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof. Except for the Omitting Prospectuses identified on Schedule III hereto, the Company has not prepared, used or referred to and will not, without the Underwriters’ prior consent, prepare, use or refer to any Omitting Prospectus. Each such Omitting Prospectus complies in all material respects with the requirements of the rules and regulations of the Commission under the Securities Act governing Omitting Prospectuses and complied and will comply in all material respects with the Securities Act, the rules and regulations of the Commission thereunder and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), as applicable. At the time of filing the Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the rules and regulations of the Commission under the Securities Act.

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(e)       Financial Statements. The financial statements (including the related notes thereto) of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. The financial information included in the Registration Statement, the General Disclosure Package and the Prospectus have been derived from the accounting records and other books and records of the Company and the subsidiaries and presents fairly in all material respects the information shown thereby as of the date presented and has been compiled on a basis consistent with that of the audited financial statements included therein. The financial data set forth in the Registration Statement, General Disclosure Package and in the Prospectus under the heading “Capitalization” presents fairly in all material respects the information set forth therein on a basis consistent with that of the audited financial statements and related notes thereto contained in the Registration Statement. There is no pro forma financial information that is required to be included in the Registration Statement, the General Disclosure Package and the Prospectus that is not included as required. The expenses summary information set forth in the General Disclosure Package and the Prospectus in the “Fees and Expenses” table has been prepared in all material respects in accordance with the requirements of Form N-2 and any fee projections or estimates, if applicable, are reasonably based.

(f)       No Material Adverse Change. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the date of the most recent financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material change in the capital stock of the Company, short-term debt or long-term debt of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company taken as a whole; (ii)  the Company has not entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company taken as a whole; and (iii)  the Company has not sustained any loss or interference with its business that is material to the Company taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(g)       Organization and Good Standing. The Company has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing in the jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and have all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified or in good standing or have such power or authority would not reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company or on the performance by the Company of its obligations under this Agreement and the Securities (a “Material Adverse Effect”).

(h)       Capitalization. As of July [●], 2024, the Company had authorized and outstanding capital stock and material indebtedness as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in “Capitalization”, all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights, except as described in or expressly contemplated by the General Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options; and the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

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(i)       Stock Options. The Company has not granted, and has no policy or expectation of granting stock options.

(j)       Due Authorization. The Company has corporate power and authority to execute and deliver this Agreement and the Securities, and at the applicable time had corporate power and authority to execute and deliver the Company Agreements and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement, the Securities and each of the Company Agreements and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(k)       Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(l)       Company Agreements. The Company Agreements have each been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(m)       The Securities. The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered by the Company, against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company. The Common Stock conforms in all material respects to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(n)       Descriptions of Company Agreements. Each Company Agreement conforms in all material respects to the respective description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(o)       No Violation or Default. The Company is not (i)  in violation of its charter or by-laws or similar organizational documents, each as amended or supplemented as of the date of this Agreement; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; or (iii) in violation of any law or statute applicable to the Company or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

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(p)       No Conflicts. The execution, delivery, and performance by the Company of this Agreement, and the issuance and sale of the Securities, and the consummation of the transactions contemplated by this Agreement, and the performance by the Company of the Company Agreements will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or (iii) result in the violation of any law or statute applicable to the Company or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(q)       No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery, and performance by the Company of this Agreement, the issuance and sale of the Securities, and the consummation of the transactions contemplated by this Agreement, or the performance by the Company of the Company Agreements, except for (i) such as have been already obtained or as may be required under the Securities Act, Investment Company Act, the rules of the New York Stock Exchange, state securities laws, or the rules of FINRA, and (ii) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company has filed a registration statement on Form 8-A pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Form 8-A is effective.

(r)       Legal Proceedings. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company is or, to the knowledge of the Company, may be reasonably expected to become a party or to which any property of the Company is or, to the knowledge of the Company, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Company, would reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the General Disclosure Package, or the Prospectus that are not so described in the Registration Statement, the General Disclosure Package and the Prospectus and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed as exhibits to the Registration Statement.

(s)       Notification of Registration. When the Notification of Registration was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and, subject to the filing of any final amendment to the Registration Statement (if not already filed), all action under the Securities Act and the Investment Company Act, as the case may be, necessary for the public offering of the Securities as provided in this Agreement has or will have been taken by the Company.

(t)       Independent Accountants. Deloitte & Touche LLP, which has certified certain financial statements of the Company, is an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States), and as required by the Securities Act and the Exchange Act.

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(u)       Title to Real and Personal Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company has valid and marketable rights to lease or otherwise use, all items of real and personal property and assets (other than intellectual property, which is subject to Section 3(w)) that are material to the business of the Company, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except (i) as otherwise described in the Registration Statement, the General Disclosure Package and the Prospectus, or (ii) those that do not materially interfere with the use made and proposed to be made of such property by the Company. The Company does not own any real property.

(v)       Intellectual Property. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) the Company, to the knowledge of the Company, own or possess, or can acquire on reasonable terms, adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets) necessary for the conduct of its business as currently conducted, and (ii) to the knowledge of the Company, the conduct of its business as currently conducted does not conflict with any such rights of others. The Company has not received any written notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would reasonably be expected to result in a Material Adverse Effect.

(w)       No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers, or suppliers of the Company, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the General Disclosure Package.

(x)       Investment Company Act. This Agreement, the Certificate of Incorporation and the Bylaws, and the Company Agreements comply with all applicable provisions of the Investment Company Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the applicable rules and regulations of the Commission thereunder, and all approvals of such documents required under the Investment Company Act by the Company’s stockholders and the Board of Directors of the Company (the “Board of Directors”) have been obtained and are in full force and effect. To the Company’s knowledge, no person is serving or acting as an officer or director of, or investment adviser to, the Company except in accordance with the provisions of the Investment Company Act and the Advisers Act . Except as otherwise disclosed in the Registration Statement or, to the Company’s knowledge, the General Disclosure Package and the Prospectus, no director of the Company is an “affiliated person” of any Underwriter (as defined in the Investment Company Act).

(y)       Taxes. The Company has paid (or caused to be paid) all federal, state, local, and foreign taxes required by law to be paid, and has filed (or caused to be filed) all tax returns required by law to be filed (taking into account any applicable extensions), in each case, through the date hereof, except where the failure to pay such taxes or file such returns would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no tax deficiency that has been, or, to the knowledge of the Company, would reasonably be expected to be, asserted against the Company or any of its properties or assets that, in any case, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

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(z)       Licenses and Permits. The Company possesses all licenses, certificates, permits, and other authorizations issued by, and has made all declarations and filings with, the appropriate federal, state, local, or foreign governmental or regulatory authorities having jurisdiction over the Company that are necessary for the ownership or lease of its properties or the conduct of its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not received written notice of any revocation or modification of any such license, certificate, permit, or authorization, or has any reason to believe that any such license, certificate, permit, or authorization will not be renewed in the ordinary course, except where such revocation, modification, or non-renewal would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa)     Disclosure Controls and Procedures. The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 30a-3 under the Investment Company Act); such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company under applicable Commission rules and forms is made known to the Company’s principal executive officer and its principal financial officer by others within the Company, and such disclosure controls and procedures are effective as required by the Investment Company Act and the applicable rules and regulations of the Commission thereunder and the Company is not aware of any material weakness in such controls and procedures.

(bb)     Accounting Controls. The Company maintains a system of internal control over financial reporting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations and with the applicable requirements of the Exchange Act and Investment Company Act, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability and compliance with the books and records requirements under the Acts, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the date of the Company’s most recent audited financial statements included in the Registration Statement, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated), (ii) no fraud, whether or not material, that involves management or employees who have a role in the Company’s internal controls and (iii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(cc)     Insurance. The Company carries insurance covering its business, assets, employees, officer and directors, including directors and officers errors and omissions insurance and its fidelity bond required by Rule 17g-1 of the rules and regulations of the Commission under the Investment Company Act, and the Company is in compliance with the terms of such policies and fidelity bond in all material respects; and there are no claims by the Company under any such policies or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not result in a Company Material Adverse Effect, except as set forth in or contemplated in the Registration Statement (exclusive of any supplement thereto).

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(dd)     No Unlawful Payments. Neither the Company nor, to the knowledge of the Company, any of its directors, officers, agents, employees, affiliates, or other person associated with or acting on behalf of the Company, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws (collectively, the “Anti-Corruption Laws”); or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company has instituted, maintains and enforces, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with the Anti-Corruption Laws.

(ee)     Compliance with Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) of all jurisdictions having jurisdiction over the Company, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Company is pending or, to the knowledge of the Company, threatened.

(ff)     No Conflicts with Sanctions Laws. Neither the Company nor, to the knowledge of the Company, any of its directors, officers, agents, employees or affiliates is currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions,” and each such subject or target, a “Sanctioned Person”), nor is the Company located, organized, or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria, that broadly prohibit dealings with that country or territory (each, a “Sanctioned Territory”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding or facilitation, is a Sanctioned Person or Sanctioned Territory in each case, in any manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor, or otherwise) of Sanctions. Since the inception of the Company, the Company has not knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory.

(gg)     No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

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(hh)     No Broker’s Fees. The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ii)       Registration Rights. Except as disclosed in the General Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities of the Company registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the Securities Act pursuant to this Agreement.

(jj)     No Stabilization or Manipulation. The Company has not taken, directly or indirectly, without giving effect to any activities by the Underwriters, any action designed, or that would reasonably be expected, to cause or result in any stabilization or manipulation of the price of the Securities, other than activity permitted pursuant to Rule 10b-18 under the Exchange Act.

(kk)     Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the General Disclosure Package, or the Prospectus has been made or reaffirmed without a reasonable basis, or has been disclosed other than in good faith.

(ll)     Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus is not based on or derived from sources that are reasonably reliable and accurate in all material respects.

(mm)     Sarbanes-Oxley Act. To the extent applicable to the Company on the date hereof, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(nn)     Rule 38a-1 Compliance. The Company has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Company, including policies and procedures that provide oversight of compliance by each investment adviser, administrator, and transfer agent of the Company.

(oo)       Regulated Investment Company. The Company has elected to be treated, and has operated, and intends to continue to operate, its business in such a manner so as to enable the Company to continue to qualify as a regulated investment company under Subchapter M of the Code. The Company intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

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(pp)       Cybersecurity.

A.	To the knowledge of the Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company, and any such data processed or stored by third parties on behalf of the Company), equipment or technology (collectively, “IT Systems and Data”).

B.	The Company has not been notified of, and has no knowledge of, any event or condition that would result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data.

C.	The Company has implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of its IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company is presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

4.       Representations and Warranties of the Adviser. The Adviser represents and warrants to, and agrees with, each Underwriter that:

(a)       No Material Adverse Change. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the date of the most recent financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, (i) there has not been any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Adviser and its subsidiaries taken as a whole; and (ii) neither the Adviser nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Adviser and its subsidiaries taken as a whole and that is either from fire, explosion, flood, or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order, or decree of any court or arbitrator or governmental or regulatory authority.

(b)       Organization and Good Standing. The Adviser and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Adviser and its subsidiaries taken as a whole or on the performance by the Adviser of its obligations under this Agreement (an “Adviser Material Adverse Effect”).

(c)       Registration as an Investment Adviser. The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and the Adviser is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Management Agreement as an investment adviser to the Company, as contemplated by the Registration Statement, the General Disclosure Package and the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances, the existence of which would lead to any proceeding which would reasonably be expected to adversely affect the registration of the Adviser with the Commission.

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(d)       Underwriting Agreement. This Agreement has been duly authorized, executed, and delivered by the Adviser.

(e)       Investment Management Agreement. The Investment Management Agreement has been duly authorized, executed and delivered by the Adviser and is valid and binding obligations of the Adviser, enforceable against the Adviser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(f)       No Violation or Default. Neither the Adviser nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Adviser or any of its subsidiaries is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject; or (iii) in violation of any law or statute applicable to the Adviser or any of its subsidiaries or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Adviser or any of its subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(g)       No Conflicts. The execution, delivery and performance by the Adviser of this Agreement and the performance by the Adviser of the Investment Management Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Adviser or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Adviser or any of its subsidiaries is a party or by which the Company is bound or to which any of the property or assets of the Adviser or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Adviser or any of its subsidiaries or (iii) result in the violation of any law or statute applicable to the Adviser or any of its subsidiaries or any judgment, order, rule, or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Adviser or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(h)       No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Adviser of this Agreement or the performance by the Adviser of the Investment Management Agreement, except for (i) such consents, approvals, authorizations, orders, licenses and registrations or qualifications as have already been obtained or made and (ii) where the failure to obtain any such consent, approval, authorization, order, license, registration or qualification would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

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(i)       Legal Proceedings. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal, governmental, or regulatory investigations, actions, suits, or proceedings pending to which the Adviser or any of its subsidiaries is or, to the knowledge of the Adviser, may be reasonably expected to become a party or to which any property of the Adviser or any of its subsidiaries is or, to the knowledge of the Adviser, may be reasonably expected to become the subject that, individually or in the aggregate, if determined adversely to the Adviser or any of its subsidiaries, would reasonably be expected to have an Adviser Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Adviser, contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect; and there are no current or pending legal, governmental, or regulatory actions, suits, or proceedings that are required under the Securities Act to be described in the Registration Statement, the General Disclosure Package, or the Prospectus that are not so described in the Registration Statement, the General Disclosure Package and the Prospectus.

(j)       Licenses and Permits. The Adviser and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities having jurisdiction over the Adviser and its subsidiaries that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect; and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Adviser nor any of its subsidiaries has received written notice of any revocation or modification of any such license, certificate, permit, or authorization, or has any reason to believe that any such license, certificate, permit, or authorization will not be renewed in the ordinary course, except where such revocation, modification, or non-renewal would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(k)       Description of the Adviser. The description of the Adviser and its respective principals and business in the Registration Statement, General Disclosure Package and the Prospectus do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l)       Financial Resources. The Adviser has the financial resources available to it necessary for the performance of its services and obligations contemplated in the General Disclosure Package, the Prospectus, and under this Agreement and the Investment Management Agreement.

(m)       Internal Controls. The Adviser maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with its management’s general or specific authorization and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the Investment Company Act and the Code; (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with U.S. GAAP, to calculate net asset value, and to maintain asset accountability, and to maintain material compliance with the books and records requirements under the Investment Company Act; (iii) access to assets of the Company is permitted only in accordance with its management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(n)       No Unlawful Payments. Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any director, officer, agent, employee, affiliate, or other person associated with or acting on behalf of the Adviser or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Anti-Corruption Laws; or (iv) made, offered, agreed, requested, or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback, or other unlawful or improper payment or benefit. The Adviser and its subsidiaries have instituted, maintain, and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all Anti-Corruption Laws.

(o)       Compliance with Money Laundering Laws. The operations of the Adviser and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Adviser and its subsidiaries, and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Adviser or any of its subsidiaries with respect to the Anti-Money Laundering Laws of all jurisdictions having jurisdiction over the Adviser and its subsidiaries is pending or, to the knowledge of the Adviser, threatened.

(p)       No Conflicts with Sanctions Laws. Neither the Adviser nor any of its subsidiaries nor, to the knowledge of the Adviser, any of their respective directors, officers, agents, employees or affiliates is currently the subject or the target of any Sanctions, nor is the Adviser, any of its subsidiaries located, organized or resident in a Sanctioned Territory. Since the inception of the Adviser, the Adviser and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was a Sanctioned Person or with any Sanctioned Territory.

(q)       No Stabilization or Manipulation. The Adviser has not taken, directly or indirectly, without giving effect to any activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, other than activity permitted pursuant to Rule 10b-18 under the Exchange Act.

(r)       Key Employees. The Adviser is not aware that (i) any of its executives, key employees or significant group of employees plans to terminate employment with the Adviser or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting, or similar agreement that would be violated by either the Adviser’s present or proposed business activities, except, in each case, as would not reasonably be expected, individually or in the aggregate, to have an Adviser Material Adverse Effect.

(s)       No Labor Disputes. No labor disturbance by or dispute with employees of the Adviser or any of its subsidiaries exists or, to the knowledge of the Adviser, is contemplated or threatened, and the Adviser is not aware of any existing or imminent labor disturbance by, or dispute with, the employees or any of its or its subsidiaries’ principal suppliers, contractors, or customers, except in each case as would not reasonably be expected to have an Adviser Material Adverse Effect.

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5.       Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)       Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 497 and Rule 430A under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and will furnish electronic copies of the Prospectus to the Underwriters in New York City prior to 5:00 P.M., New York City time, on the business day next succeeding the date of this Agreement.

(b)       Delivery of Copies. The Company will deliver, without charge, (i) to the Representative, electronic signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus as the Representative may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by any Underwriter or dealer.

(c)       Amendments or Supplements. Before using, authorizing, approving, referring to, or filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representative and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not use, authorize, approve, refer to, or file any such proposed amendment or supplement to which the Representative reasonably object in a timely manner.

(d)       Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the General Disclosure Package, or the Prospectus, or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus or the General Disclosure Package, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus or the General Disclosure Package is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the General Disclosure Package or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will use commercially reasonable efforts to obtain as soon as possible the withdrawal thereof.

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(e)       Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the General Disclosure Package, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the General Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the General Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative may designate such amendments or supplements to the General Disclosure Package as may be necessary so that the statements in the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the General Disclosure Package is delivered to a purchaser, be misleading or so that the General Disclosure Package will comply with law.

(f)       Blue Sky Compliance. The Company will use commercially reasonable efforts, in cooperation with the Representative, to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)       Earning Statement. The Company will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve (12) months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement; provided that the Company will be deemed to have complied with such requirement by filing such an earning statement on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system) (“EDGAR”).

(h)       Clear Market. For a period of 180 days after the Closing Date, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for shares of Common Stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for shares of Common Stock of the Company (for the avoidance of doubt, this shall exclude any form of debt or preferred stock issuance); or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock of the Company, whether any such transaction described above is to be settled by delivery of shares of Common Stock of the Company or such other securities, in cash or otherwise, without the prior written consent of the Representative on behalf of the Underwriters. Additionally, all directors and officers of the Company, the Adviser and certain persons affiliated with the Adviser and the Contributor shall have entered into “lock-up” agreements in the form of Exhibit A in favor of the Representative pursuant to which such person or entity shall agree, for a period of 180 days (in the case of directors and officers of the Company, the Adviser and certain persons affiliated with the Adviser) or two years (in the case of the Contributor) after the Closing Date, that it shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for shares of Common Stock of the Company, subject to customary exceptions. This clause shall not apply to (A) the Securities to be sold pursuant to this Agreement, or (B) any shares of Common Stock issued pursuant to any dividend reinvestment plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus.

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(i)       Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities in all material respects as described in the General Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(j)       No Stabilization or Manipulation. The Company will not take, directly or indirectly, without giving effect to any activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities, other than activity permitted pursuant to Rule 10b-18 under the Exchange Act.

(k)       Reports. For a period of one (1) year from the date of this Agreement, so long as the Securities are outstanding, the Company will furnish to the Representative, as soon as commercially reasonable after the date they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representative to the extent they are filed on EDGAR.

(l)       Regulated Investment Company. During the twelve-month (12-month) period following the Closing Date, the Company will use commercially reasonable efforts to maintain in effect its qualification and election to be treated as a regulated investment company under Subchapter M of the Code for each taxable year during which it is a registered investment company under the Investment Company Act.

(m)       Annual Compliance Reviews. The Company will retain qualified accountants and qualified tax experts to (i) test procedures and conduct annual compliance reviews designed to determine compliance with the regulated investment company provisions of the Code and (ii) otherwise assist the Company in monitoring appropriate accounting systems and procedures designed to determine compliance with the regulated investment company provisions of the Code.

(n)       Accounting Controls. The Company will maintain a system of “internal control over financial reporting” sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations and with the applicable requirements of the Exchange Act and Investment Company Act, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability and compliance with the books and records requirements under the Acts, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o)       Issuer Free Writing Prospectus. The Company represents and agrees that, without the prior consent of the Representative (i) it will not distribute any offering material other than the Registration Statement, the General Disclosure Package or the Prospectus, and (ii) it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act (other than for the information set forth on Schedule 2 hereto), and which the parties agree, for the purposes of this Agreement, includes (x) any “advertisement” as defined in Rule 482 under the Securities Act and (y) any sales literature, materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any in-person road show or investor presentations (including slides and scripts relating thereto) made to investors by or on behalf of the Company.

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If at any time following the distribution of any Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(p)       Listing. The Company will use its commercially reasonable efforts to effect and maintain the listing of the Common Stock (including the Securities) on the New York Stock Exchange for a period of three (3) years following the Closing Date.

(q)       Financial Public Relations Firm. The Company shall retain a financial public relations firm reasonably acceptable to the Representative and the Company, which firm shall be experienced in assisting issuers in their relations with their security holders, for a period of one (1) year following the Closing Date.

(r)       Insurance Matters. The Company shall procure, on or prior to the Closing Date, insurance, with reputable insurers in such amounts and covering such risks which the Company believes are adequate, including, but not limited to, directors and officers insurance in an amount consistent with the Company business and industry standards and “key person” life insurance on the lives of certain executive officers of the Company identified by the Representative by an insurer rated at least AA or better in the most recent edition of “Best’s Life Reports.”

(s)       Transfer Agent; S&P Registration. For a period of three (3) years after the date of this Agreement, the Company shall (i) retain a transfer agent and registrar acceptable to the Representative (the “Transfer Agent”) and (ii) register at the Company’s sole cost and expense with the Corporation Records Service (including annual report information) published by Standard & Poor’s Corporation.

6.       Certain Agreements of the Underwriters. Each Underwriter hereby represents, warrants and agrees that:

(a)       Without the prior written consent of the Company, it has not used, authorized use of, referred to or participated in the planning for the use of, and will not use, authorize the use of, refer to or participate in the planning for the use of, any written information concerning the offering of the Securities, including any Testing-the-Waters Communication, other than materials contained in the General Disclosure Package, the Prospectus, or any other offering materials prepared by or with the prior written consent of the Company.

(b)       It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering contemplated by this Agreement (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

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7.       Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Securities on the Closing Date and the Option Securities on the Closing Date or the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)       Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

(b)       Representations and Warranties. The representations and warranties of the Company and the Adviser contained herein shall be true and correct on the date hereof and on and as of the Closing Date and on the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date and on the Additional Closing Date, as the case may be.

(c)       No Material Adverse Change. No event or condition of a type described in Section 3(g) and Section 4(a) hereof shall have occurred or shall exist, which event or condition is not described in the General Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale, or delivery of the Securities on the Closing Date or on the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.

(d)       Company's and Adviser's Officers’ Certificates. The Underwriters shall have received on and as of the Closing Date and any Additional Closing Date, a certificate signed by the Company’s Chief Executive Officer or President, and the Company’s Chief Financial Officer stating that, on behalf of the Company and not in an individual capacity, such officers have examined the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or the Additional Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or Additional Closing Date, as the case may be. The Underwriters shall also have received on and as of the Closing Date or any Additional Closing Date a certificate signed by the Adviser’s Chief Executive Officer or President, and the Adviser’s Chief Financial Officer, stating that, on behalf of the Adviser and not in an individual capacity, such officers have examined the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the representations and warranties of the Investment Adviser contained in this Agreement are true and correct as of the Closing Date or Additional Closing Date, as the case may be, and that the Adviser has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or Additional Closing Date, as the case may be.

(e)       Chief Financial Officer’s Certificate. The Underwriters shall have received on and as of the Closing Date and on any Additional Closing Date, a certificate signed by the Chief Financial Officer of the Company, to the effect that such officer has reviewed the financial information disclosures identified in such certificate, and such items present fairly in all material respects the information shown therein, as such items have been accurately derived from the Company's accounting records or represent good faith estimates (based on the assumptions stated therein) of the figures disclosed therein.

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(f)       Comfort Letters. On the date of this Agreement and on the Closing Date and on the Additional Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or on the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three (3) business days prior to the Closing Date or on the Additional Closing Date, as the case may be.

(g)       Opinion and Negative Assurance Letter from Counsel to the Company and the Adviser. Morgan, Lewis & Bockius LLP, counsel to the Company and the Adviser, shall have furnished to the Representative, at the request of the Company and the Adviser, their written opinion and negative assurance letter, dated the Closing Date and on the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative.

(h)       Opinion and Negative Assurance Letter from Counsel to the Underwriters. The Representative shall have received on and as of the Closing Date and on the Additional Closing Date, as the case may be, an opinion and negative assurance letter of Loeb & Loeb LLP, counsel to the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)       No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority that would, as of the Closing Date or as of the Additional Closing Date, as the case may be, prevent the issuance and sale of the Securities; and no injunction or order of any federal, state, or foreign court shall have been issued that would, as of the Closing Date or as of the Additional Closing Date, as the case may be, prevent the issuance and sale of the Securities.

(j)       Good Standing. The Representative shall have received on and as of the Closing Date and on the Additional Closing Date, as the case may be, reasonably satisfactory evidence of the good standing of the Company in its respective jurisdiction of organization and its good standing as a foreign entity in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k)       No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of, or guaranteed, by, the Company that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(l)       Approval of Listing. On the Closing Date, the Common Stock of the Company, including the Securities to be sold under this Agreement, shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(m)       No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities, and the Representative shall have obtained a No Objections Letter from FINRA regarding same.

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(n)       Lock-up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit A hereto signed by the persons listed on Schedule 3 hereto.

(o)       Adviser Payments. The Adviser shall have paid to the Representative, for the account of the Underwriters, the Initial Securities Adviser Payment as set forth in Section 2 hereof, and, in connection with any purchase of Option Securities, the applicable Option Securities Adviser Payment.

(p)       Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates, and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8.       Indemnification and Contribution.

(a)       Indemnification of the Underwriters. The Company and the Adviser, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, and liabilities (including, without limitation, reasonable and documented legal fees and other reasonable and documented expenses incurred in connection with any suit, action, or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any road show as defined in Rule 433(h) under the Securities Act (a “road show”), any Testing-the-Waters Communications or the General Disclosure Package (including any General Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages, or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b)       Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any road show, any Testing-the-Waters Communications or any General Disclosure Package (including any General Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the marketing names of the Underwriters set forth on such cover page, and under the caption “Underwriting;” the legal names of the Underwriters, the concession amount appearing in the third paragraph and the information regarding stabilizing transactions contained in the twelfth paragraph.

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(c)       Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (including through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonable and documented fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable and documented fees and expenses of more than one (1) separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable and documented fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative, and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable and documented fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by the Indemnifying Person of such request and, (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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(d)       Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages, or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding any other provision in this Section 8, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(j) of the Investment Company Act.

(e)       Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Underwriters were treated as one (1) entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable and documented legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (d) and (e) of this Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)       Non-Exclusive Remedies. The remedies provided for in this Section 8 paragraphs (a) through (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

9.       Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

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10.       Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by either of the New York Stock Exchange or the Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement, the General Disclosure Package and the Prospectus.

11.       Defaulting Underwriter.

(a)       If, on the Closing Date or any Date of Delivery, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within twenty-four (24) hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of twenty-four (24) hours within which to procure other persons reasonably satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five (5) full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)       If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the number of Securities that remain unpurchased on the Closing Date does not exceed one-eleventh (1/11) of the number of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)       If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the number of Securities that remain unpurchased on the Closing Date exceeds one-eleventh (1/11) of the number of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 12 hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.

(d)       Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

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12.       Payment of Expenses.

(a)       The Company hereby agrees to pay on each of the Closing Date and the Additional Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Securities to be sold in the offering (including the Option Securities) with the Commission; (b) all Public Filing System filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of such Securities on the New York Stock Exchange and such other stock exchanges as the Company and the Representative together determine; (d) all fees, expenses and disbursements relating to background checks of the Company’s officers, directors and entities; (e) all fees, expenses and disbursements relating to the registration or qualification of the Public Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate, unless such filings are not required in connection with the Company’s proposed listing on the New York Stock Exchange; (f) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (g) the costs of all mailing and printing of the underwriting documents, Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary; (h) the costs and expenses of a public relations firm; (i) the costs of preparing, printing and delivering certificates representing the Public Securities; (j) fees and expenses of the transfer agent for the Ordinary Shares; (k) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (l) the costs associated with bound volumes of the public offering materials as well as commemorative mementos and lucite tombstones, in such quantities as the Representative may reasonably request, in an amount not to exceed $5,000; (m) the fees and expenses of the Company’s accountants; (n) the fees and expenses of the Company’s legal counsel and other agents and representatives; (o) fees and expenses of the Representative’s legal counsel not to exceed $175,000; and (p) up to $20,000 of the Representative’s actual accountable “road show” expenses. The Representative may deduct from the net proceeds of the offering payable to the Company on the Closing Date, or the Additional Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters, less the $50,000 advance for accountable expenses previously paid by to the Representative (the “Advance”).

(b)       If (i) this Agreement is terminated pursuant to Section 10 (other than as a result of a termination pursuant to clauses (i), (iii) or (iv) of Section 10), (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters (other than as a result of a termination pursuant to Section 11 or clauses (i), (iii) or (iv) of Section 10 or the default by one (1) or more of the Underwriters in its or their respective obligations hereunder) or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including up to $50,000 of the reasonable and documented fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby, which reimbursement shall reflect the Advance.

13.       Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 8 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

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14.       Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Adviser and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Adviser or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Adviser or the Underwriters.

15.       Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

16.       Right of First Refusal. Provided that the Initial Securities are sold in accordance with the terms of this Agreement, the Representative shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of twelve (12) months after the date the offering is completed, to act as joint investment banker, joint book-runner and/or joint placement agent, at the Representative’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings (each, a “Subject Transaction”), during such twelve (12) month period, of the Company, or any successor to or subsidiary of the Company, on terms and conditions customary to the Representative for such Subject Transactions. For the avoidance of any doubt, the Company shall not retain, engage or solicit any additional investment banker, book-runner, financial advisor, underwriter and/or placement agent in a Subject Transaction without the express written consent of the Representative. The Representative shall be entitled to thirty percent (30%) economics for such Subject Transaction provided the parties may in good faith agreed on a lower percentage in order to facilitate the Subject Transaction.

The Company shall notify the Representative of its intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof by registered mail or overnight courier service addressed to the Representative. If the Representative fails to exercise its Right of First Refusal with respect to any Subject Transaction within ten (10) Business Days after the mailing of such written notice, then the Representative shall have no further claim or right with respect to the Subject Transaction. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election by the Representative shall not adversely affect the Representative’s Right of First Refusal with respect to any other Subject Transaction during the twelve (12) month period agreed to above.

17.       Miscellaneous.

(a)       Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative at Kingswood Capital Partners, LLC, 126 East 56th Street, Suite 22S, New York, New York 10022, Attn. Eddie Kazatsky, email ekazatsky@kingswoodus.com. Notices to the Company or the Adviser shall be given to either of them at Pearl Diver Credit Company Inc., 747 Third Avenue, Suite 3603, New York, New York 10017, Attn: Kelvin Ho, email kelvin.ho@pearldivercap.com.

(b)       USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their clients, which may include the name and address of their clients, as well as other information that will allow the underwriters to properly identify their clients.

28

(c)       Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(d)       Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)       Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)       Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g)       Authority of the Representative. The Representative is duly authorized to act hereunder on behalf of the other Underwriters. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding on all the Underwriters.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

[Signature pages follow]

29

Very truly yours,

PEARL DIVER CREDIT COMPANY Inc.

By:
Name:
Title:

PEARL DIVER CAPITAL LLP

By:
Name:
Title:

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

KINGSWOOD CAPITAL PARTNERS, LLC

By:
Name:
Title:

30

Schedule 1

Underwriter	Total Number of Initial Securities to be Purchased	Number of Option Securities to be Purchased if the Over-Allotment Option is Fully Exercised

Kingswood Capital Partners, LLC

TOTAL

S-1-1

Schedule 2

[Information to be Included in General Disclosure Package]

1.	The Company is selling [●] Initial Securities.

2.	The initial public offering price per share is $[●] and Securities may be offered to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[●] per share under the initial public offering price per share.

S-2-1

Schedule 3

Schedule of Parties Subject to Lock-Up Agreements

A. Parties Subject to 180 Day Lock-Ups

Indranil Basu

Gary Wilder

John Everets

Tarun Jotwani

Martin Mellish

Chandrajit Chakraborty

Ivana Kovacic

Pearl Diver Capital LLP

Matthew Layton

Kerrill Gaffney

Michael Brown

Patrick Chan

B. Parties Subject to Two Year Lock-Ups

Isthmus Capital, LLC

S-3-1

EXHIBIT A

Pearl Diver Credit Company Inc.

Lock-Up Agreement

[●], 2024

Kingswood Capital Partners, LLC

126 East 56th Street, Suite 22S

New York, New York 10022

Re:	Pearl Diver Credit Company Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as Representative (the “Representative”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Pearl Diver Credit Company Inc., a Delaware corporation (the “Company”), providing for a public offering of the Common Stock of the Company (the “Shares”) pursuant to a Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date two years/180 days after the date set forth on the final prospectus used to sell the Shares (the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (such options, warrants or other securities, collectively, “Derivative Instruments”), including without limitation any such shares or Derivative Instruments now owned or hereafter acquired by the undersigned or (ii) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a sale or disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any shares of Common Stock of the Company or Derivative Instruments, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, disposition or transfer of economic consequences as described in this clause (ii), “Prohibited Activity”). The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that is designed to or which reasonably could be expected to lead to or result in any Prohibited Activity during the Lock-Up Period. For the avoidance of doubt, the undersigned agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other Shares the undersigned may purchase in the offering.

S-4-1

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Common Stock of the Company or Derivative Instruments (i) as a bona fide gift or gifts, (ii) as donations to charitable organizations, (iii) as a result of the operation of law, such as estate, other testamentary document or intestate successions, (iv) to any immediate family member of the undersigned or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (v) if such shares of Common Stock of the Company or Derivative Instruments were acquired in open market transactions or acquired from the Company under its dividend reinvestment plan after the completion of the public offering, and (vi) with the prior written consent of the Representative on behalf of the Underwriters; provided that in the case of any transfer pursuant to clauses (i) through (v), (1) each donee, transferee or distributee agrees to be bound in writing by the restrictions set forth herein, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the SEC on Form 4 in accordance with Section 16 of the Exchange Act, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) through (vi) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s shares of Common Stock of the Company, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock of the Company except in compliance with the foregoing restrictions. Furthermore, the undersigned may, if permitted by the Company, establish a written trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act; provided that the establishment of such plan does not give rise to any filing or public announcement and that no sales or other Transfers occur under such plan during the Lock-Up Period referred to above.

The undersigned understands that, if (i) prior to entering into the Underwriting Agreement, the Company notifies the Representative in writing that the Company does not intend to proceed with the Public Offering and files an application to withdraw the registration statement related to the offering; or (ii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from, all obligations under this Letter Agreement. The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

S-5-1